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IDS BOND FUND, INC.
FILE NO. 2-51586/811-2503

EXHIBIT INDEX

Exhibit 8: Copy of Custodian Agreement between Registrant and First National Bank of Minneapolis, dated July 23, 1986.

Exhibit 11:              Independent Auditors' Consent

Exhibit 17:              Financial Data Schedule

Exhibit 19(b): Officers' Power of Attorney dated Nov. 1, 1995 to sign Amendments to this Registration Statement.